                                                                  EXHIBIT 99(B)

                       NOTICE OF GUARANTEED DELIVERY FOR
                          ALUMINUM COMPANY OF AMERICA

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Aluminum Company of America (the "Issuer") made pursuant to the Prospectus, dated , 1998 (the "Prospectus"), if certificates for the
outstanding   % Bonds due 200   of the Issuer (the "Old   % Bonds") are not
immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach PNC Bank, National Association, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

  Delivery To: First Trust of PNC Bank, National Association, Exchange Agent

              By Hand:                                By Mail:
   PNC Bank, National Association          PNC Bank, National Association
            Two PNC Plaza                          Two PNC Plaza
              4th Floor                              4th Floor
          620 Liberty Ave.                        620 Liberty Ave.
      Pittsburgh, PA 15222-2719              Pittsburgh, PA 15222-2719
         Attn: Mark A. Rullo                    Attn: Mark A. Rullo

        By Overnight Courier:                      By Facsimile:
   PNC Bank, National Association          PNC Bank, National Association
            Two PNC Plaza                       Attn: Mark A. Rullo
              4th Floor                      Telephone: (412) 762-2673
          620 Liberty Ave.                   Facsimile: (412) 762-8226
      Pittsburgh, PA 15222-2719
         Attn: Mark A. Rullo

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus, the undersigned
hereby tenders to the Issuer the principal amount of Old    % Bonds set forth
below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of    % Bonds Tendered:*

$
Certificate Nos. (if available):

----------------------------
Total Principal Amount Represented by
Old    % Bonds Certificate(s):

$

                                          If Old Notes will be delivered by
                                          book-entry transfer to The
                                          Depository Trust Company, provide
                                          account number.

                             Account Number:

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                               PLEASE SIGN HERE

  X
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  X
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  Signature(s) of Owner(s) or Authorized Signatory            Date

Area Code and Telephone Number:
                               ---------------------------------------

  Must be signed by the holder(s) of Old    % Bonds as their name(s) appear(s)
on certificates for Old    % Bonds or on a security position listing, or by
person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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

                                   GUARANTEE

                   (Not to be used for signature guarantee)

  The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby
guarantees that the certificates representing the principal amount of Old    %
Bonds tendered hereby in proper form for transfer, or timely confirmation of
the book-entry transfer of such Old    % Bonds into the Exchange Agent's
account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

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                                 Name of Firm


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                                    Address


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                                                                       Zip Code

Area Code and Tel. No.:
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           Authorized Signature


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                  Title


Name:
     -------------------------------------
          (Please Type or Print)



Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR OLD    % BONDS WITH THIS FORM. CERTIFICATES
     FOR OLD    % BONDS SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY
     EXECUTED LETTER OF TRANSMITTAL.

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